UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2014

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Half Day Road, Suite 500, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In connection with seeking to obtain the financing to complete the previously announced proposed acquisition of the Enterprise business of Motorola Solutions, Inc. (the “Enterprise Business”), Zebra Technologies Corporation (“Zebra”) is distributing certain information to prospective investors that may constitute material nonpublic information.

Zebra is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibits 99.1, 99.2 and 99.3 to this report. Exhibit 99.1 sets forth a summary of the terms of the proposed offering. Exhibit 99.2 sets forth certain summary historical financial data of Zebra, certain unaudited pro forma combined financial data based on Zebra’s and the Enterprise Business’ audited and unaudited historical consolidated and carve-out financial statements, adjusted to illustrate the pro forma effect of the Acquisition and the related financing transactions and certain summary unaudited pro forma financial data. Exhibit 99.3 sets forth the Enterprise Business’ audited and unaudited historical carve-out financial statements, a Management’s Discussion and Analysis of Financial Condition and Results of Operations, certain summary historical financial data of the Enterprise Business and other information related to the Enterprise Business. Some of the information included in Exhibits 99.1, 99.2 and 99.3 to this report has not previously been reported to the public.

The information being distributed to prospective investors and being furnished in this Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information, including Exhibits 99.1, 99.2 and 99.3, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing this information, Zebra makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Summary of the terms of the proposed offering.

99.2	Summary Unaudited Pro Forma Financial Data, Summary Historical Financial Data of Zebra and Unaudited Pro Forma Combined Financial Data.

99.3

Summary Historical Financial Data of the Enterprise Business, Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Enterprise Business, Audited and unaudited historical carve-out financial statements of the Enterprise Business and other information related to the Enterprise Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

	By:	/s/ Jim Kaput
Date: September 25, 2014	Name:	Jim Kaput
	Title:	SVP and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Summary of the terms of the proposed offering.

99.2	Summary Unaudited Pro Forma Financial Data, Unaudited Pro Forma Combined Financial Data and Summary Historical Financial Data of Zebra.

99.3	Audited and unaudited historical carve-out financial statements of the Enterprise Business, Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Enterprise Business, Summary Historical Financial Data of the Enterprise Business and other information related to the Enterprise Business.

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